Exhibit 10.1

***CONFIDENTIAL TREATMENT REQUESTED***

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS (“[***]”) OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

AMENDMENT NO. 2 TO LICENSE AGREEMENT

Amendment No. 2 to License Agreement (this “Amendment”), dated as of June 6, 2003 (the “Effective Date”), by and between THE TOP-FLITE GOLF COMPANY (“Top-Flite”) and SPORT HALEY, INC. (“Licensee”).

R E C I T A L S:

WHEREAS, Spalding Sports Worldwide, Inc. (“Spalding”) and Licensee entered into a License Agreement dated as of May 3, 2001, as amended by a letter agreement dated as of June 6, 2002 (together, the “License Agreement”); and

WHEREAS, by certificate of amendment to its certificate of incorporation filed with the Delaware Secretary of State on May 16, 2003, Spalding changed its corporate name to The Top-Flite Golf Company; and

WHEREAS, Top-Flite and Licensee desire to amend certain provisions of the License Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual benefits to be derived by Top-Flite and Licensee, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Top-Flite and Licensor agree as follows:

1.                                       Amendment to Name of Licensor.  The name “Top-Flite” is substituted for the name “Spalding” wherever it appears in the License Agreement.

2.                                       Amendment to Definition of Licensed Trademarks.  The definition of Licensed Trademarks appearing in Section 1.17 of the License Agreement is amended to include the trademark TOP-FLITE® as represented in the attached Exhibit 1.17A.

3.                                       Amendment to Definition of Territory.  The definition of Territory appearing in Section 1.29 of the License Agreement is amended to read as follows: “Territory shall mean, with respect to the BEN HOGAN® trademark, the United States and its territories and possessions, Mexico, the United Kingdom, Aruba, the Cayman Islands, Jamaica, the Dominican Republic, the Bahamas and the British Virgin Islands; and with respect to the TOP-FLITE® trademark, all of those countries or jurisdictions with the exception of the United Kingdom.”

4.                                       Amendment to Requirement for Renewal Term.  Subsection (iv) of Section 2.3 of the License Agreement is amended to read as follows: “(iv) Licensee has achieved 100% of Annual Sales Projections for the years 2002 through 2006 with respect to the BEN HOGAN® trademark, and 120% of Annual Sales Projections for those years with respect to the TOP-FLITE® trademark”.

5.                                       Amendment to License Fee.  Section 3.2 of the License Agreement is amended to read as follows: “$[***] non-refundable license fee with respect to the BEN HOGAN® trademark payable in full on or before December 31, 2001; and $[***] non-refundable license fee with respect to the TOP-FLITE® trademark payable in full on or before the Effective Date of this Amendment”.

6.                                       Amendment to Trademark Notice.  The first paragraph of Section 5.5 of the License Agreement is amended to substitute the following notices for use in connection with the Licensed Trademarks, as applicable:

“The BEN HOGAN® trademark is owned by and used under license from The Top-Flite Golf Company or a Top-Flite affiliate”; and

“The TOP-FLITE® trademark is owned by and used under license from The

Top-Flite Golf Company or a Top-Flite affiliate”.

7.                                       Amendment to Royalties.  The first sentence of Section 6.1 of the License Agreement is amended to read as follows:  “Licensee shall pay to Top-Flite a royalty of [***] of Licensee’s Net Sales of Licensed Products bearing the BEN HOGAN® trademark, and [***] of Licensee’s Net Sales of Licensed Products bearing the TOP-FLITE® trademark”.

8.                                       Amendment to Guaranteed Minimum Royalties.  In addition to the Guaranteed Minimum Royalties provided in Section 6.3 of the License Agreement, which are applicable to Licensee’s Net Sales of Licensed Products bearing the BEN HOGAN® trademark, Licensee shall pay the following Guaranteed Minimum Royalties in connection with Licensee’s Net Sales of Licensed Products bearing the TOP-FLITE® trademark:

Year:	Guaranteed Minimum Royalties (US$):

Initial Term:

2004	$	[***]
2005	$	[***]
2006	$	[***]

Renewal Term:

2007	$	[***]
2008	$	[***]
2009	$	[***]
2010	$	[***]
2011	$	[***]

9.                                       Amendment to Guaranteed Annual Minimum Sales.  In addition to the Guaranteed Annual Minimum Sales provided in Section 7.1(a) of the License Agreement, which are applicable to Licensee’s Net Sales of Licensed Products bearing the BEN HOGAN® trademark, the following Guaranteed Annual Minimum Sales are applicable to Licensee’s Net Sales of Licensed Products bearing the TOP-FLITE® trademark:

Year:	Guaranteed Annual Minimum Sales (US$):

Initial Term:

2004	$	[***]
2005	$	[***]
2006	$	[***]

Renewal Term:

2007	$	[***]
2008	$	[***]
2009	$	[***]
2010	$	[***]
2011	$	[***]

10.                                 Amendment to Annual Sales Projections.  In addition to the Annual Sales Projections provided in Section 7.2 of the License Agreement, which are applicable to Licensee’s Net Sales of Licensed Products bearing the BEN HOGAN® trademark, the following Annual Sales Projections are applicable to Licensee’s Net Sales of Licensed Products bearing the TOP-FLITE® trademark:

Year:	Annual Sales Projections (US$):

Initial Term:

2004	$	[***]
2005	$	[***]
2006	$	[***]

Renewal Term:

2007	$	[***]
2008	$	[***]
2009	$	[***]
2010	$	[***]
2011	$	[***]

11.                                 Amendment to Marketing Fund.  Subsection (b) of Section 9.1 of the License Agreement is amended to read as follows:  “An additional one percent (1%) of Licensee’s Net Sales of Licensed Products bearing the BEN HOGAN® trademark, and an additional one percent (1%) of Licensee’s Net Sales of Licensed Products bearing the TOP-FLITE® trademark, shall be paid directly to Top-Flite to support integrated brand marketing opportunities for each brand in accordance with the schedule provided in Exhibit 6.1E.”

12.                                 Amendment to Product Approval.  Subsection (i) of Section 11.1 of the License Agreement is amended to include the phrase “and TOP-FLITE® products” after the phrase “BEN HOGAN® products”.

13.                                 Amendment to Notices.  Section 23.10 of the License Agreement is amended to require notices to Top-Flite to be sent to the following address:

The Top-Flite Golf Company
425 Meadow Street
Chicopee, Massachusetts 01013
Attn: Executive Vice President International and Licensing

14.                                 Amendment to Product Principles.  Exhibit 1.16 to the License Agreement is amended to include references to the TOP-FLITE® trademark, name and brand wherever the BEN HOGAN® trademark, name or brand is mentioned.

15.                                 Amendment to Licensed Trademarks.  Exhibit 1.17A attached to this Amendment is added to the License Agreement.

16.                                 Amendment to Manufacturer’s Agreement.  Exhibit 11.2 to the License Agreement is amended to include references to the TOP-FLITE® trademark, name and brand wherever the BEN HOGAN® trademark, name or brand is mentioned.

17.                                 Ratification; Counterparts.  Except as amended above, the License Agreement will remain in full force and effect, and Top-Flite and Licensee hereby ratify and confirm each and every provision of the License Agreement, as amended by this Amendment.  This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument and will for all purposes be deemed to have been made, executed and delivered as of the Effective Date, irrespective of the time or times when the same or any of the counterparts may be made, executed and delivered.

IN WITNESS WHEREOF, Top-Flite and Licensee have executed and delivered this Amendment as of the Effective Date.

THE TOP-FLITE GOLF COMPANY

By:
Keith R. Keindel
Executive Vice President
International and Licensing

SPORT HALEY, INC.

By:
Kevin M. Tomlinson
Executive Vice President

***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 1.17A

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